UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         August 18, 2005
         Date of Report (Date of earliest event reported)



                  FLEXPOINT SENSOR SYSTEMS, INC.
          (Name of small business issuer in its charter)

            Delaware                0-24368               87-0620425
    (State of incorporation)  (Commission File Number)  (I.R.S.  Employer
                                                    Identification No.)

106 West Business Park Drive, Draper, Utah             84020
(Address of principal executive offices)               (Zip code)

Registrant's telephone number:   (801) 568-5111


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 ))

ITEM 8.01:  OTHER EVENTS

The Securities and Exchange Commission ("SEC") has granted acceleration of the effective date of Flexpoint Sensor Systems, Inc.'s registration statement on Form SB-2 (File No. 333-127192). The registration statement was filed with the SEC on August 4, 2005, and was declared effective August 18, 2005. This registration statement registered, 8,932,670 common shares under the Securities Act of 1933, and 3,656,335 of those shares will be issued upon the exercise of warrants at some future date.


                            SIGNATURES


Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 FLEXPOINT SENSOR SYSTEMS, INC.



                                      /s/ Clark M. Mower
DATED: August 19, 2005           By __________________________________
                                    Clark M. Mower, President